      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 25, 1999


                                                      REGISTRATION NO. 333-77773
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2


                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          GALILEO INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                             7375                            36-4156005
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                       9700 WEST HIGGINS ROAD, SUITE 400
                            ROSEMONT, ILLINOIS 60018
                                 (847) 518-4000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                           ANTHONY C. SWANAGAN, ESQ.

                             VICE PRESIDENT, LEGAL
                          GALILEO INTERNATIONAL, INC.
                       9700 WEST HIGGINS ROAD, SUITE 400
                            ROSEMONT, ILLINOIS 60018
                                 (847) 518-4000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

              JOEL S. KLAPERMAN, ESQ.                               JEFFREY SMALL, ESQ.
                SHEARMAN & STERLING                                JOSEPH A. HALL, ESQ.
               599 LEXINGTON AVENUE                                DAVIS POLK & WARDWELL
                NEW YORK, NY 10022                                 450 LEXINGTON AVENUE
                  (212) 848-4000                                    NEW YORK, NY 10017
                                                                      (212) 450-4000

                            ------------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


     This Amendment No. 2 to the Registration Statement on Form S-3 (Registration No. 333-77773) is being filed solely for the purpose of filing an exhibit. Accordingly, the form of prospectus which forms a part of this Registration Statement has been omitted from this filing.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The expenses to be incurred in connection with the distribution of the securities to be registered hereby are as follows:

                                                                AMOUNT
                                                              TO BE PAID
                                                              ----------
Registration fee............................................  $  499,028
NASD Filing fee.............................................      30,500
Transfer agent's fees.......................................      10,000
Printing and engraving expenses.............................     150,000
Legal fees and expenses.....................................     300,000
Accounting fees and expenses................................      50,000
Blue Sky fees and expenses..................................      10,000
Miscellaneous...............................................      50,472
                                                              ----------
  Total.....................................................  $1,100,000
                                                              ==========

     Each of the amounts set forth above, other than the Registration fee and the NASD filing fee, is an estimate.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law provides, in summary, that directors and officers of Delaware corporations are entitled, under certain circumstances, to be indemnified against all expenses and liabilities (including attorneys' fees) incurred by them as a result of suits brought against them in their capacity as a director or officer, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. Any such indemnification may be made by the Company only as authorized in each specific case upon a determination by the shareholders or disinterested directors that indemnification is proper because the indemnitee has met the applicable standard of conduct.

     Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases, redemptions or other distributions, or (iv) for any transaction from which the director derived an improper personal benefit. The registrant's certificate of incorporation provides for such limitation of liability.

     The Company's Restated Certificate of Incorporation provides that no director of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the Company or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) in respect of certain unlawful dividend payments or stock redemptions or purchases; or (iv) for any transaction from which the director derived an improper personal benefit.

     The Company's Restated Certificate of Incorporation and Restated By-Laws provide for indemnification of its directors and officers to the fullest extent permitted by Delaware law, as the same may be amended from time to time.

     The proposed forms of Underwriting Agreement filed as Exhibit 1 to this registration statement provide for indemnification of directors and officers of the registrant by the underwriters against certain liabilities.

     In addition, the Company maintains liability insurance for its directors and officers.

ITEM 16.  EXHIBITS.

     The following exhibits are filed as part of this Registration Statement:


EXHIBIT
NUMBER                                   DESCRIPTION
-------                                  -----------
   1.1            Form of Underwriting Agreement
   4.1            Form of Common Stock Certificate (incorporated by
                  reference to Exhibit 4.2 to the Company's Registration
                  Statement on Form S-1 (Registration No. 333-27495)).
   5.1*           Opinion of Shearman & Sterling
  23.1*           Consent of KPMG LLP
  23.2*           Consent of Shearman & Sterling (included in Exhibit 5.1)
  24.1*           Power of Attorney (included on signature page)


---------------

* Previously filed.


ITEM 17.  UNDERTAKINGS

     The undersigned registrant hereby undertakes:

          (a) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling the registrant pursuant to the provisions described in item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

          (c) The undersigned registrant hereby undertakes that:

             (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this registration statement as of the time it was declared effective.

             (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rosemont, State of Illinois, on the 25th day of May, 1999.


                                          GALILEO INTERNATIONAL, INC.

                                          By:     /s/ JAMES E. BARLETT
                                            ------------------------------------
                                                      James E. Barlett
                                                  Chairman, President and
                                                  Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----
/s/ JAMES E. BARLETT                                    Chairman, President and Chief      May 25, 1999
---------------------------------------------------      Executive Officer (principal
James E. Barlett                                              executive officer)

/s/ PAUL H. BRISTOW                                    Director, Senior Vice President,    May 25, 1999
---------------------------------------------------      Chief Financial Officer and
Paul H. Bristow                                        Treasurer (principal financial/
                                                             accounting officer)

*                                                                  Director                May 25, 1999
---------------------------------------------------
Babetta R. Gray

*                                                                  Director                May 25, 1999
---------------------------------------------------
Graham W. Atkinson

*                                                                  Director                May 25, 1999
---------------------------------------------------
Frederic F. Brace

*                                                                  Director                May 25, 1999
---------------------------------------------------
David A. Coltman

                                                                   Director
---------------------------------------------------
Wim Dik

*                                                                  Director                May 25, 1999
---------------------------------------------------
Mina Gouran

                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----
*                                                                  Director                May 25, 1999
---------------------------------------------------
Thomas A. Mutryn

*                                                                  Director                May 25, 1999
---------------------------------------------------
Frank H. Rovekamp

*                                                                  Director                May 25, 1999
---------------------------------------------------
Georges P. Schorderet

*                                                                  Director                May 25, 1999
---------------------------------------------------
Derek M. Stevens

*                                                                  Director                May 25, 1999
---------------------------------------------------
Kenneth Whipple

     *By: /s/ JAMES E. BARLETT
 --------------------------------------------------
          James E. Barlett
          Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT                                                                         SEQUENTIALLY
NUMBER                                    DESCRIPTION                           NUMBERED PAGE
-------                                   -----------                           -------------
   1.1            Form of Underwriting Agreement
   4.1            Form of Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on
                  Form S-1 (Registration No. 333-27495))
   5.1*           Opinion of Shearman & Sterling
  23.1*           Consent of KPMG LLP
  23.2*           Consent of Shearman & Sterling (included in Exhibit 5.1)
  24.1*           Power of Attorney (included on signature page)


---------------

* Previously filed.